UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 9, 2025 (June 6, 2025)
WILLSCOT HOLDINGS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-37552	82-3430194
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
4646 E Van Buren St., Suite 400
Phoenix, Arizona 85008

(Address, including zip code, of principal executive offices)

(480) 894-6311
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	WSC	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of         1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

At the annual meeting of stockholders of WillScot Holdings Corporation (the "Company"), held on June 6, 2025, stockholders voted on three proposals. The voting results for each proposal, including the votes for and against, and any abstentions or broker non-votes, are described below.

Proposal 1: Election of Directors

The stockholders voted for all ten of management’s nominees for election as directors to serve for a term that shall expire at the 2026 annual meeting of stockholders or until their successors are elected and qualified. The results of the vote taken are as follows:

Nominee	For	Against	Abstain	Broker Non-Vote
Mark S. Bartlett	163,294,118	2,830,593	1,825,055	6,122,232
Erika T. Davis	165,290,177	793,398	1,866,191	6,122,232
Gerard E. Holthaus	161,427,538	4,695,450	1,826,778	6,122,232
Worthing Jackman	165,969,032	141,979	1,823,778	6,122,232
Natalia Johnson	165,575,066	548,971	1,825,729	6,122,232
Rebecca L. Owen	164,847,902	1,235,719	1,866,145	6,122,232
Jeff Sagansky	164,456,988	1,668,618	1,824,160	6,122,232
Bradley L. Soultz	165,589,176	520,089	1,840,501	6,122,232
Michael W. Upchurch	165,273,747	825,802	1,850,217	6,122,232
Dominick Zarcone	165,445,260	657,508	1,846,998	6,122,232

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm

The stockholders ratified the selection, by the Audit Committee of the Board, of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The results of the vote taken are as follows:

For	Against	Abstain	Broker Non-Vote
171,987,751	405,720	1,678,527	—

Proposal 3: Approval, by Advisory Vote, of the Compensation of the Company’s Named Executive Officers

The stockholders approved, on an advisory and non-binding basis, the compensation of the named executive officers of the Company. The results of the vote taken are as follows:

For	Against	Abstain	Broker Non-Vote
163,889,123	2,413,805	1,646,838	6,122,232

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WillScot Holdings Corporation

Dated: June 9, 2025	By:	/s/ Hezron Timothy Lopez
Name: Hezron Timothy Lopez
Title: Executive Vice President, Chief Legal & Compliance Officer & ESG